Net results of financial transactions	12 Months Ended
Dec. 31, 2024
Net results of financial transactions
Net results of financial transactions

Note 4. Net results of financial transactions

Skr mn	2024	2023	2022
Derecognition of financial instruments not measured at fair value through profit or loss:
Financial assets at amortized cost	5	9	9
Financial assets or liabilities at fair value through profit or loss:
Designated upon initial recognition (FVO)[1]	-197	-2,024	2,004
Mandatorily	192	2,057	-2,023
Financial instruments under fair value hedge accounting:
Net results of the hedging instrument	1,818	6,808	-7,976
Net results of the hedged item	-1,853	-6,831	8,064
Currency exchange-rate effects on all assets and liabilities excl. currency exchange-rate effects related to revaluation at fair value	-5	2	-9
Total net results of financial transactions	-40	21	69